SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):             Aug 25, 2002


Residential Asset Mortgage Products, GMACM Mortgage Loan Trust, Series 2002-GH1 (Exact name of registrant as specified in its charter)


Delaware                            333-42510     41-1955181
(State or Other Jurisdiction       (Commission  (I.R.S. Employer
of Incorporation)                  File Number) Identification No.)


8400 Normandale Lake Blvd., Ste. 600
Bloomington, MN                                                   55437
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (952)  857-7000


Item 5. Other Events

On Aug 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated Aug 25, 2002
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

   A. Monthly Report Information
      See Exhibit No.1

   B. Have and deficiencies occurred?  NO.

   C. Item 1: Legal Proceedings:  NONE

   D. Item 2: Changes in Securities:   NONE

   E. Item 4: Submission of Matters to a Vote of
      Certificateholders:  NONE

   F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
      Exhibit No. 1

   1.)      Monthly Distribution Report Dated:                Aug 25, 2002


GMACM Mortgage Pass-Through Certificates
Series 2002-GH1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:  August 25, 2002

DISTRIBUTION SUMMARY


Class     Cusip       Class Type    Rate Type      Beg Bal         Rate
A-1   36185NRS1         Senior     Var-Act/360    383,596,748         2.1369
M-1   36185NRT9         Senior     Var-Act/360     16,322,000         2.5369
M-2   36185NRU6         Senior     Var-Act/360      4,664,000         3.1369
B     36185NRV4         Senior     Var-Act/360      4,663,000         3.7369
R                       Senior      Fix-30/360              0
Totals                                             409,245,748

           Prin          Int          Total        Cur Loss      End Bal
A-1       17,694,841       728,622   18,423,464              0   365,901,907
M-1                0        36,806       36,806              0    16,322,000
M-2                0        13,005       13,005              0     4,664,000
B                  0        15,489       15,489              0     4,663,000
R                  0     1,424,775    1,424,775              0             0
Totals    17,694,841     2,218,697    19,913,539             0   391,550,907



Class   Cumul Loss     Orig Bal     Sched Prin     Acc Prin      Prin Adj
A-1               0    440,703,000    17,694,841             0             0
M-1               0     16,322,000             0             0             0
M-2               0      4,664,000             0             0             0
B                 0      4,663,000             0             0             0
R                 0              0             0             0             0
Totals            0    466,352,000    17,694,841             0             0


Class    Net Prin      Acc Int      Unpaid Int     Def Int    Total Int Due
A-1      17,694,841        728,622             0             0       728,622
M-1               0         36,806             0             0        36,806
M-2               0         13,005             0             0        13,005
B                 0         15,489             0             0        15,489
R                 0              0             0             0             0
Totals   17,694,841        793,922            0             0        793,922


Class     NPPIS        Int Adj
A-1                0             0
M-1                0             0
M-2                0             0
B                  0             0
R                  0             0
Totals            0             0


Class   Class Type     Orig Bal      Beg Bal       End Bal
A-1       Senior      440,703,000   383,596,748   365,901,907
M-1       Senior       16,322,000    16,322,000    16,322,000
M-2       Senior        4,664,000     4,664,000     4,664,000
B         Senior        4,663,000     4,663,000     4,663,000
R                               0             0             0


AMOUNTS PER $1,000 UNIT

Class    Beg Bal         Prin          Int         End Bal
A-1         870.4201       40.1514        1.6533      830.2687
M-1        1000.0000        0.0000        2.2550     1000.0000
M-2        1000.0000        0.0000        2.7883     1000.0000
B          1000.0000        0.0000        3.3217     1000.0000
R             0.0000        0.0000        0.0000        0.0000


Pool Level Data
Dist Date                                                          8/25/2002
Cut-Off Date:                                                       3/1/2002
Determination Date:                                                 8/1/2002
Accrual Period:                                 Beg                 7/1/2002
                                                End                 8/1/2002
Number of Days in Accrual Period:                                            31


COLLATERAL  INFORMATION
Group 1
Cut-Off Date Balance                                             466,389,434

Beginning Aggregate Pool Stated Principal Balanc                 416,148,717
Ending Aggregate Pool Stated Principal Balance                   398,546,188

Beginning Aggregate Certificate Stated Principal Balance         409,245,748
Ending Aggregate Certificate Stated Principal Balance            391,550,907

Beginning Aggregate Loan Count                                         2,774
Loans Paid Off or Otherwise Removed Pursuant to PSA                       93
Ending Aggregate Loan Count                                            2,681

Beginning Weighted Average Loan Rate (WAC)                           7.3482%
Ending Weighted Average Loan Rate (WAC)                              7.3361%

Beginning Net Weighted Average Loan Rate                             6.8482%
Ending Net Weighted Average Loan Rate                                6.8361%

Weighted Average Maturity (WAM) (Months)                                 274

Servicer Advances                                                          0

Aggregate Pool Paid-in-fulls                                      16,341,486
Aggregate Pool Curtailment Principal                                 770,016
Pool Prepayment Rate                                            39.5804 CPR

Certificate Account
Beginning Balance                                              15,135,881.33
Deposit
Payments of Interest and Principal                             19,913,895.82
Liquidation Proceeds                                                    0.00
All Other Proceeds                                                      0.00
Other Amounts                                                           0.00

Total Deposits                                                 19,913,895.82

Withdrawals
Reimbursement of Servicer Advances                                         0
Payment of Master Servicer Fees                                     173395.3
Payment of Sub Servicer Fees                                               0
Payment of Other Fees                                                      0

Payment of Insurance Premium(s)                                            0
Payment of Personal Mortgage Insurance                                     0
Other Permitted Withdrawal per the Pooling and Service Agreeme             0
Payment of Principal and Interest                                19913538.71

Total Withdrawals                                                20086934.01

Ending Balance                                                   14962843.14

Prepayment Compensation
Total Gross Prepayment Interest Shortfall                                  0
Compensation for Gross PPIS from Servicing Fees                            0
Other Gross PPIS Compensation                                              0

Total Net PPIS (Non-Supported PPIS)                                        0

Master Servicing Fees Paid                                           173,395
Sub Servicing Fees Paid                                                    0
Insurance Premium(s) Paid                                                  0
Personal Mortgage Insurance Fees Paid                                      0
Other Fees Paid                                                            0

Total Fees                                                           173,395


DELINQUENCY  INFORMATION
Group 1


Delinquency             30-59         60-89          90+          Total
Scheduled Bal           11,185,956     4,938,287     2,462,816    18,587,059
% of Total Pool            2.8067%       1.2391%       0.6179%       4.6637%
Number of Loans                101            32            17           150
% of Total Loans           3.7673%       1.1936%       0.6341%       5.5949%

Foreclosure
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

Bankruptcy
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

REO
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

Book Value of all REO Loans                                                0
Percentage of Total Pool Balance                                     0.0000%

Current Realized Losses                                                    0
Additional Gains (Recoveries)/Losses                                       0
Total Realized Losses                                                      0


Credit Support                                     Original      Current
Class A                                            466,352,000   391,550,907
Class A Percentage                                   100.0000%     100.0000%

Target Overcollaterlization Amount                                 6,995,281
Ending OverCollateralization Amount                                6,995,281
OverCollateralization Defiency Amount                                 92,312
OverCollateralization Release Amount                                       0

CASHFLOW ADJUSTMENTS
OTHER PRINCIPAL                                                       357.11


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
Series 2002-GH1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA